SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 8, 2000


                           CFW Communications Company
               (Exact Name of Registrant as Specified in Charter)

         Virginia                    0-16751                      54-1443350
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)
                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a press release dated November 8, 2000 containing financial information for CFW Communications Company for the quarter ended September 30, 2000.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

          99.1 Press release dated November 8, 2000 containing financial information for CFW Communications Company for the quarter ended September 30, 2000.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CFW Communications Company
                                      (Registrant)

                                      By:     /s/ Michael B. Moneymaker
                                          --------------------------------------
                                           Michael B. Moneymaker
                                           Senior Vice President and Chief
                                           Financial Officer, Treasurer and
                                           Secretary


Date:  November 8, 2000